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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  January 8, 2001

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

  Delaware                          0-20763                    42-1407240
(State or Other                   (Commission                (IRS Employer
Jurisdiction of Incorporation)    File Number)      Identification Number)

                           McLeodUSA Technology Park
                           6400 C Street S.W., P.O. Box 3177
                           Cedar Rapids, IA                    52406-3177
                           (Address of Principal               (Zip Code)
                           Executive Offices)

      Registrant's telephone number, including area code: (319) 790-7800
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

       (c)  Exhibits.

           99.1 Description of Slides Regarding the Company's Presentation at the Salomon Smith Barney Entertainment Media and
                 Telecommunications Conference in Arizona on January 8, 2001.

Item 9. Regulation FD Disclosure.

       McLeodUSA is making available various slides in connection with the Company's Presentation at the Salomon Smith Barney Entertainment Media and Telecommunications Conference in Arizona on January 8, 2001. The contents of these slides are described in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

       Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect the prediction of the Company. Actual events or results may differ substantially. Important factors that could cause actual results to be materially different from the forward-looking statements include availability of financing, regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experience of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" in the Company's 424B Prospectus Supplement dated January 4, 2001 filed with the Securities and Exchange Commission.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2001                    McLEODUSA INCORPORATED


                                         By: /s/Randall Rings
                                            -------------------------
                                             Randall Rings
                                             Group Vice President, Secretary and
                                                   General Counsel

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                                 EXHIBIT INDEX

99.1 Description of Slides Regarding the Company's Presentation at the Salomon Smith Barney Entertainment Media and Telecommunications Conference in Arizona on January 8, 2001

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